    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 1999


                                                      REGISTRATION NO. 333-70263

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          WINSTAR COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    4812                                   13-3585278
      (STATE OR OTHER JURISDICTION              (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
           OF INCORPORATION)                    CLASSIFICATION CODE NUMBER)                   IDENTIFICATION NO.)

                            ------------------------

                                230 PARK AVENUE
                            NEW YORK, NEW YORK 10169
                                 (212) 584-4000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               TIMOTHY R. GRAHAM
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                                230 PARK AVENUE
                            NEW YORK, NEW YORK 10169
                                 (212) 584-4000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                With copies to:

        DAVID ALAN MILLER, ESQ.                                 STEPHEN L. BURNS, ESQ.
        GRAUBARD MOLLEN & MILLER                               CRAVATH, SWAINE & MOORE
            600 THIRD AVENUE                                      825 EIGHTH AVENUE
        NEW YORK, NEW YORK 10016                               NEW YORK, NEW YORK 10019
             (212) 818-8800                                         (212) 474-1000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Amendment No. 2 to this Registration Statement is filed for the purpose of filing exhibits that have not been previously filed with this Registration Statement.

 EXHIBIT
  NUMBER     DESCRIPTION
----------   -----------
    1.1      Form of U.S. Underwriting Agreement*
    1.2      Form of International Underwriting Agreement*
    5        Opinion of Graubard Mollen & Miller**
   23.1      Consent of Grant Thornton LLP**
   23.2      Consent of Grant Thornton LLP**
   23.3      Consent of Ernst & Young LLP**
   23.4      Consent of Graubard Mollen & Miller (included in Exhibit 5)**
   24        Power of Attorney**

------------------
 * Filed herewith.
** Previously filed.

                                   SIGNATURES




     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON FEBRUARY 1, 1999.


                                          WINSTAR COMMUNICATIONS, INC.

                                          By:        /s/ TIMOTHY R. GRAHAM
                                              ---------------------------------
                                                     Timothy R. Graham
                                                 Executive Vice President,
                                                General Counsel and Director

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                                       TITLE                              DATE
------------------------------------------  ----------------------------------------------   -----------------
                              *             Chairman of the Board and Chief Executive         February 1, 1999
------------------------------------------  Officer
         William J. Rouhana, Jr.

                              *             President, Chief Operating Officer and            February 1, 1999
------------------------------------------  Director
              Nathan Kantor

               /s/ TIMOTHY R. GRAHAM        Executive Vice President, General Counsel and     February 1, 1999
------------------------------------------  Director
            Timothy R. Graham

                              *             Executive Vice President and                      February 1, 1999
------------------------------------------  Chief Financial Officer
            Charles T. Dickson

                              *             Director                                          February 1, 1999
------------------------------------------
              Bert Wasserman

                              *             Director                                          February 1, 1999
------------------------------------------
         William J. vanden Heuvel

                              *             Director                                          February 1, 1999
------------------------------------------
             Steven B. Magyar

                              *             Director                                          February 1, 1999
------------------------------------------
              James I. Cash

                              *             Vice President, Finance and                       February 1, 1999
------------------------------------------  Principal Accounting Officer
             Joseph P. Dwyer
        *by: /s/ TIMOTHY R. GRAHAM                                                            February 1, 1999
            Timothy R. Graham
           as Attorney in Fact

                                 EXHIBIT INDEX


 EXHIBIT
  NUMBER     DESCRIPTION
----------   -----------
    1.1      Form of U.S. Underwriting Agreement*
    1.2      Form of International Underwriting Agreement*
    5        Opinion of Graubard Mollen & Miller**
   23.1      Consent of Grant Thornton LLP**
   23.2      Consent of Grant Thornton LLP**
   23.3      Consent of Ernst & Young LLP**
   23.4      Consent of Graubard Mollen & Miller (included in Exhibit 5**)
   24        Power of Attorney**


------------------


 * Filed herewith.


** Previously filed.